UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2007 (December 18, 2007)
SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)
Florida 001-13660 59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
815 Colorado Avenue, Stuart, Florida	34994
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (772) 287-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEACOAST BANKING CORPORATION OF FLORIDA

Item 5.03 Amendments to Articles of Incorporation or Bylaws

(a) On December 18, 2007, the Board of Directors of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) amended the Company’s Amended and Restated Bylaws (the “Bylaws” and as, amended and restated on December 18, 2007, the “Amended Bylaws”), effective immediately.  The description of the amendments to the Bylaws follows:

Article II was modified to allow the Company to use “householding”, a practice permitted by the Securities and Exchange Commission (“SEC”) and the Florida Business Corporation Act (“FBCA”) which enables issuers to deliver one copy of a prospectus or shareholder report to shareholders who share an address.  Article II was also amended to clarify the Company’s common practices which were not specifically addressed in the Bylaws with regard to proxies and notice of shareholder proposals and nominations.

Article III was amended to clarify the Company’s common practices which were not specifically addressed in the Bylaws with respect to the requirement that a director of the Company meet statutory and regulatory qualifications for a director of a publicly held bank holding company and financial holding company.  The amendments to this article also include provisions for the conduct of meetings of the Board of Directors.

Article IV was modified to clarify the Company’s common practices with regard to Company’s officers and their respective authorities, roles and responsibilities.

Article VI was modified to permit the Company to issue uncertificated shares of the Company’s capital stock in order to comply with a Nasdaq rule change requiring listed securities to participate in the Direct Registration System (“DRS”), currently administered by the Deposit Trust Corporation, by January 1, 2008.  The DRS allows a stockholder’s ownership of securities to be registered, maintained and transferred on the books of the Company’s transfer agent electronically without the issuance of a physical stock certificate.  Article VI also was amended to add a provision for the replacement of lost certificates, and to add a section clarifying that the Company may treat the shareholder of record as the absolute owner of the shares for notification and distributions to vote and to otherwise exercise the rights, powers and privileges of ownership of such shares.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the prior Bylaws, a copy of which was filed with the SEC on March 28, 2003 as Exhibit 3.2 to the Company's Annual Report on Form 10-K and is incorporated herein by reference, and the Amended Bylaws, as amended by this amendment, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Seacoast Banking Corporation of Florida, as amended on December 18, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

/s/ Dennis S. Hudson, III

Dennis S. Hudson, III

Chairman and Chief Executive Officer

Date:  December 18, 2007

INDEX TO EXHIBITS

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Seacoast Banking Corporation of Florida, as amended on December 18, 2007